Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement of DynTek, Inc. and Subsidiaries on Post Effective Amendment to No. 1 to Form S-1 (333-112555) on Form S-3 of our report dated October 11, 2002 appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

================================================================================
GRASSI & CO., P.C.
Lake Success, New York
October 19, 2004